UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2024

LINKBANCORP, Inc.

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	001-41505	82-5130531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Camp Hill Bypass, Suite 202
Camp Hill, Pennsylvania		17011
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 569-2265

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	LNKB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Following a comprehensive evaluation of all LINKBANK Client Solution Centers conducted after the successful merger of LINKBANCORP, Inc. (the “Company”) with Partners Bancorp, LINKBANK (the “Bank”) has identified three office locations for closure and in connection therewith has submitted required notices with the Federal Deposit Insurance Corporation (the “FDIC”) and appropriate state banking agencies. The offices expected to close are located in Trevorton, PA (Trevorton), Minersville, PA (Minersville) and Ocean City, MD (West Ocean City). The closures are expected to be completed in the second quarter of 2024. The Bank is not exiting any markets and clients will continue to have access to full service in-person banking services at nearby locations.

Additionally, building on the success of a loan production office in Annapolis, Maryland, the Bank intends to relocate and convert the Annapolis loan production office to a full-service Client Solutions Center. The new office is expected to open in the fourth quarter of 2024, subject to receipt of required regulatory approvals from the FDIC, the Pennsylvania Department of Banking and Securities and the Maryland Office of the Commissioner of Financial Regulation

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of current or historical fact and involve substantial risks and uncertainties. Words such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "plans," "projects," "may," "will," "should," and other similar expressions can be used to identify forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to the following: costs or difficulties associated with newly developed or acquired operations; risks related to the integration of the merger with Partners Bancorp; changes in general economic trends, including inflation and changes in interest rates; increased competition; changes in consumer demand for financial services; our ability to control costs and expenses; adverse developments in borrower industries and, in particular, declines in real estate values; changes in and compliance with federal and state laws that regulate our business and capital levels; our ability to raise capital as needed; and the effects of any cybersecurity breaches. The Company does not undertake, and specifically disclaims, any obligation to publicly revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. Accordingly, you should not place undue reliance on forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. None.
(b)	Pro forma financial information. None.
(c)	Shell company transactions. None.
(d)	Exhibits.
104 Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LINKBANCORP, INC.

Date:	March 18, 2024	By:	/s/ Carl D. Lundblad
Carl D. Lundblad President